                                                                    EXHIBIT 24


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ronald R. Dobbins and Julius V. Combs, M.D., and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or then substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 7th day of August, 1997.


Julius V. Combs                  Chief Executive Officer
-------------------------------  (Principal Executive Officer)
Julius V. Combs, M.D.

Anita C. R. Gorham               Director, Secretary
-------------------------------
Anita C. R. Gorham

Jagannathan Vanaharam            Senior Vice President - Treasurer
-------------------------------  (Principal Financial Officer)
Jagannathan Vanaharam

Paul Samuels                     Corporate Controller
-------------------------------  (Principal Accounting Officer)
Paul Samuels

Vivian L. Carpenter              Director
-------------------------------
Vivian L. Carpenter

Julius V. Combs                  Director
-------------------------------
Julius V. Combs, M.D.

Ronald R. Dobbins                Director
-------------------------------
Ronald R. Dobbins

William B. Fitzgerald            Director
-------------------------------
William Fitzgerald

Harcourt G. Harris, M.D.         Director
-------------------------------
Harcourt G. Harris, M.D.

Ronald Horwitz                   Director
-------------------------------
Ronald Horwitz

Emmett S. Moten                  Director
-------------------------------
Emmett S. Moten, Jr.

